                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Equus II Incorporated (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, Sam P. Douglass, Chairman and Chief Executive Officer of the Company, hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002                          /s/ Sam P. Douglass
       ---------------                          --------------------------------
                                                Sam P. Douglass
                                                Chairman
                                                Chief Executive Officer